SECURITIES AND EXCHANGE COMMISSION




                      Washington, D.C.  20549




                             FORM 8-K


                           CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                           October 16, 1996




                        Mallinckrodt Group Inc.
         (Exact name of registrant as specified in its charter)




           New York                 1-483             36-1263901
(State or other jurisdiction    (Commission        (I.R.S.Employer
       of incorporation)         File Number)     Identification No.)



 7733 Forsyth Boulevard, St. Louis, MO                63105-1820
(Address of principal executive offices)              (ZIP Code)


Registrant's telephone number,                     (314) 854-5200
     including area code

Item 5.  Other Events

     Effective October 16, 1996, Mallinckrodt Group Inc. changed its name to Mallinckrodt Inc.


                            # # #

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mallinckrodt Inc.



ROGER A. KELLER
Vice President, Secretary
  and General Counsel


DATE:  October 16, 1996